Exhibit 10.25.10

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.   [***]  INDICATES THAT INFORMATION HAS BEEN REDACTED.

TENTH AMENDMENT TO LEASE

This Tenth Amendment to Lease (this “Amendment”) is executed as of 5/18, 2015 (the “Effective Date”), by and between 800 NTCC, LLC, a Delaware limited liability company (“Landlord”), successor in interest, and QUICKEN LOANS INC., a Michigan corporation (“Tenant”).

RECITALS:

A.            Landlord’s predecessors-in-interest, and Tenant entered into a certain Lease dated as of July 6, 2004 (as amended, the “Lease) in which Tenant currently occupies Suites 110 and 120 (the “Premises”) consisting of 15,313 rentable square feet (“RSF”) in the building known as 800 Tower Drive, Troy, Michigan (the “Building”).

B.            Landlord and Tenant desire to extend the Term of the Lease for sixty (60) complete calendar months.

C.            Landlord and Tenant desire to confirm their understandings with regard to the extension of the Term, in accordance with the terms and conditions of this Amendment.

AGREEMENTS:

NOW THEREFORE, in consideration of the promises and the mutual covenants contained herein, whose receipt and sufficiency are acknowledged, Landlord and Tenant agree as follows:

1.                                      Extension of Term. The Term is hereby extended such that it expires at 5:00 p.m. Troy, Michigan time on August 31, 2023 (“Extension Term”), rather than August 31, 2018, on the terms and conditions of the Lease, as modified hereby.

2.                                      Base Rent. Beginning on September 1, 2018, the monthly Base Rent for the Premises shall be the following amounts for the following periods of time (plus the cost of electricity pursuant to the Lease):

Based on 15,313 RSF

Period	S/RSF	Monthly
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

3.                                      Condition of Premises. Tenant hereby accepts the Premises in their “AS-IS” condition, and Landlord shall have no obligation for any construction or finish-out allowance or providing to Tenant any other tenant inducement.

4.                                      Excess Expenses and Real Estate Taxes / Base Year. Throughout the Extension Term, Tenant shall continue to pay Tenant’s Share of Excess Expenses and Real Estate Taxes pursuant to the Lease over its existing 2013 calendar Base Year.

5.                                      First Renewal Option. Provided (i) Tenant is not in default beyond any applicable grace or cure period as of the date of exercise of the First Renewal Option (as hereinafter defined) nor at the date of the commencement of the First Renewal Option; and (ii) Tenant has not sublet any part of the Premises or assigned any part of the Lease (except for assignments or subleases permitted under the Lease without Landlord’s consent), Tenant shall have the right to renew the term of the Lease for one period of five (5) years (“First Renewal Option”), commencing September 1, 2023 (“First Renewal Commencement Date”) and expiring August 31, 2028. During the term of the First Renewal Option, Base Rent shall be at the following rates:

Based on 15.313RSF

Period	S/RSF	Monthly
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Tenant shall exercise the First Renewal Option by furnishing Landlord written notice of Tenant’s exercise of the First Renewal Option (“First Renewal Notice”) by 5:00 p.m., Troy, Michigan time, on February 28, 2023. Landlord shall, within five (5) days of receipt of Tenant’s First Renewal Notice, deliver a Lease amendment solely documenting the new terms for the First Renewal Option as set forth above. Tenant shall promptly execute the amendment, thus confirming the exercise of the First Renewal Option. All of the other terms and conditions shall remain as provided in this Lease and Tenant shall occupy the Premises throughout the First Renewal Option in its then, as-is condition (subject to Landlord’s express obligations under the Lease). The First Renewal Option is personal to Tenant and shall not be assignable or transferable to any other party whatsoever.

6.                                      Second Renewal Option. Provided (i) Tenant is not in default beyond any applicable grace or cure period as of the date of exercise of the Second Renewal Option (as hereinafter defined) nor at the date of the commencement of the Second Renewal Option; and (ii) Tenant has not sublet any part of the Premises or assigned any part of the Lease (except for assignments or subleases permitted under the Lease without Landlord’s consent), Tenant shall have the right to renew the term of the Lease for one period of five (5) years (“Second Renewal Option”), commencing September 1, 2028 (“Second Renewal Commencement Date”) and expiring August 31, 2033. During the term of the Second Renewal Option, Base Rent shall be at the following rates:

[Base Rent Schedule Appears on the Following Page]

Based on 15,313RSF

Period	S/RSF	Monthly
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Tenant shall exercise the Second Renewal Option by furnishing Landlord written notice of Tenant’s exercise of the Second Renewal Option (“Second Renewal Notice”) by 5:00 p.m., Troy, Michigan time, on February 29, 2028. Landlord shall, within five (5) days of receipt of Tenant’s Second Renewal Notice, deliver a Lease amendment solely documenting the new terms for the Second Renewal Option as set forth above. Tenant shall promptly execute the amendment, thus confirming the exercise of the Second Renewal Option. All of the other terms and conditions shall remain as provided in this Lease and Tenant shall occupy the Premises throughout the Second Renewal Option in its then, as-is condition (subject to Landlord’s express obligations under the Lease). The Second Renewal Option is personal to Tenant and shall not be assignable or transferable to any other party whatsoever.

7.                                      Paragraph 16(a)(iii). The first sentence of paragraph 16(a)(iii) of the Lease is hereby deleted in its entirety and replaced with the following:

“(iii)                         Notwithstanding the provisions of this Paragraph 16, without Landlord’s approval or consent and without notice to Landlord, Tenant shall have the right at any time and from time to time to sublease or assign all or any portion of the Premises to any affiliate of Tenant and any affiliate of any of the beneficial owners of Tenant or its parents or subsidiaries at any level, any entity in which Tenant has a controlling interest, or to any successor entity, whether by merger, consolidation or combination or otherwise or to any entity that purchases all or substantially all of Tenant’s assets.”

8.                                              Prior Expansion / Renewal / Termination Options. Landlord and Tenant hereby acknowledge and agree that any and all prior rights or options of Tenant to expand the Premises, renew the Term of the Lease or terminate the Lease that were granted under the Lease or any Amendments thereto are hereby deleted in their entirety and are of no further force or effect.

9.                                              Capitalized Terms. Any capitalized term not defined in this Amendment shall have the meaning assigned to it in the Lease.

10.                                       Brokerage. Landlord and Tenant each warrant to the other that it has not dealt with any broker or agent in connection with the negotiation or execution of this Amendment other than Friedman Management Company, whose commission shall be paid by Landlord pursuant to a separate written agreement. Tenant and Landlord shall each indemnify the other against all costs, expenses, attorneys’ fees, and other liability for commissions or other compensation claimed by any broker or agent claiming the same by, through, or under the indemnifying party.

11.                                       Prohibited Persons and Transactions. Tenant represents and warrants to Landlord that Tenant is currently in compliance with and shall at all times during the Term (including any extension thereof) remain in compliance with the regulations of the Office of Foreign Asset Control (“OFAC”) of the Department of the Treasury (including those named on OFAC’s Specially Designated and Blocked Persons List) and any statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action relating thereto.

12.                                       Limitation on Recourse. Tenant specifically agrees to look solely to Landlord’s interest in the Project for the recovery of any judgments from Landlord. It is agreed that Landlord (and its agents, shareholders, venturers, and partners, and their shareholders, venturers, and partners and all of their officers, directors, and employees) will not be personally liable for any such judgments.

13.                                       Ratification. Tenant hereby ratifies and confirms their obligations under the Lease, and represents and warrants to Landlord that it has no defenses thereto. Additionally, Tenant further confirms and ratifies that, as of the date hereof: (a) the Lease is and remains in good standing and in full force and effect; and (b) Tenant has no claims, counterclaims, set-offs or defenses against Landlord arising out of the Lease or in any way relating thereto or arising out of any other transaction between Landlord and Tenant.

14.                                       Binding Effect; Governing Law. Except as modified hereby, the Lease shall remain in full effect and this Amendment shall be binding upon Landlord and Tenant and their respective successors and assigns. If any inconsistency exists or arises between the terms of the Lease and the terms of this Amendment, the terms of this Amendment shall prevail. This Amendment shall be governed by the laws of the State in which the Premises are located.

15.                                       Counterparts. This Amendment may be executed in multiple counterparts, each of which shall constitute an original, but all of which shall constitute one document.

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(SIGNATURES FOLLOW ON NEXT PAGE]

Executed as of the date first written above.

LANDLORD:	800 NTCC, LLC,
a Delware limited liability company

	By:	North Troy Corporate Park, LLC, its Sole Member

		By.	Friedman North Troy Corporate Park, LLC
		Its:	Administrative Member

		By:	/s/ David B.Friedman
David B.Friedman
		Its:	Manager

TENANT:	QUICKEN LOANS INC.,
a Michigan corporation

	By:	/s/William C.Emerson
		Name:	William C. Emerson
		Its:	Chief Executive Officer

Quicken 10th Amendment 5,8.15